SUPPLEMENT TO THE PROSPECTUSES,
SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO U.S. EQUITY FUNDS
For the Wells Fargo Common Stock Fund
Wells Fargo Opportunity Fund
(each a “Fund”, together the “Funds”)

Effective February 1, 2020, Ann M. Miletti is removed as a portfolio manager to the Funds.

I. Common Stock Fund Effective February 1, 2020, Garth B. Newport, CFA is added as a portfolio manager to the Fund. The Fund’s prospectuses and statement of additional information dated February 1, 2020 will include additional details on Mr. Newport.

II. Opportunity Fund Effective February 1, 2020, Kurt Gunderson is added as a portfolio manager to the Fund. The Fund’s prospectuses and statement of additional information dated February 1, 2020 will include additional details on Mr. Gunderson.

January 27, 2020	SCIT010/P204SP2